UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

35 West Wacker Drive	60601
25th Floor	(Zip Code)
Chicago
Illinois	(773)	945-6801
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 406 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 17, 2026, Groupon, Inc. (the "Company") filed a Certificate of Amendment (the "Certificate of Amendment") to the Company's Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect an amendment to Article VII of the Company's Restated Certificate of Incorporation to add officer exculpation provisions consistent with Section 102(b)(7) of the Delaware General Corporation Law. The Certificate of Amendment was approved by the Company's stockholders at the Company's 2026 Annual Meeting of Stockholders held on June 11, 2026, as further described under Item 5.07 below, and by the Company's Board of Directors.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on June 11, 2026. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Company's Annual Meeting.

Election of Directors

The Company's six director nominees were elected to the Board and will serve as directors until the Company's next annual meeting of stockholders or until their respective successors are elected and qualified. The directors were elected with the following vote:

	For	Withheld	Broker Non-Vote
Dusan Senkypl	21,238,697	95,830	5,661,810
Jan Barta	20,986,018	348,509	5,661,810
Robert Bass	21,045,175	289,352	5,661,810
Jason Harinstein	21,218,650	115,877	5,661,810
Theodore Leonsis	20,157,886	1,176,641	5,661,810
Amit Shah	21,277,168	57,359	5,661,810

Ratification of Independent Registered Public Accounting Firm for Fiscal Year 2026

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year was ratified with the following vote:

For	Against	Abstentions
26,927,608	56,331	12,398

Advisory Approval of Groupon's Named Executive Officer Compensation

A proposal to conduct a non-binding, advisory vote to approve our named executive officer compensation, as disclosed in the proxy statement, was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
20,771,441	338,086	225,000	5,661,810

Approval of Amendment to Groupon's Restated Certificate of Incorporation

A proposal to approve an amendment to our Restated Certificate of Incorporation to provide for officer exculpation as permitted by Section 102(b)(7) of the Delaware General Corporation Law was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
20,606,190	491,355	236,982	5,661,810

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Groupon, Inc., dated June 17, 2026
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: June 17, 2026
By: /s/ Rana Kashyap Name: Rana Kashyap Title: Chief Financial Officer